Exhibit 99.1

Majesco Moves Stock Exchange Listing to NASDAQ

Majesco joins the world’s most powerful and influential cloud platform brands on NASDAQ

Morristown, NJ February 14, 2019 – Majesco (NYSE American: MJCO), a global provider of cloud insurance software solutions for insurance business transformation, today announced that its board of directors has approved the switching of the listing of its common stock from the New York Stock Exchange - American to The NASDAQ Stock Market LLC®. Effective February 26, 2019, the company is expected to commence trading on the Nasdaq Global Stock Market under the symbol NASDAQ: MJCO.

“As a software company that moves fast and thrives on change, we’re excited about the transfer to NASDAQ, home to many of the world’s leading cloud providers,” said Majesco CEO Adam Elster. “Majesco’s mission is to build the future of insurance by providing cutting-edge technology, expertise and leadership to help insurers deliver value and innovation as quickly as their business and customers demand. Listing our common stock on NASDAQ is another important step in our plan to grow our cloud business and create sustained value for our customers and shareholders.”

Majesco recently reported third quarter financial results, reflecting the growing success of its cloud strategy with a 51% increase in cloud revenues year-over-year for the quarter, now representing 42% of the company’s total revenue.

About Majesco

Insurance business transformation is a journey of change and revitalization, a renaissance of Insurance.  Approximately 160 insurance companies worldwide in P&C, L&A and Group/ Employee Benefits are transforming their businesses with Majesco’s solutions.  Our market leading software, consulting and services uniquely underpin the entire insurance value chain and are designed to empower insurers with the agility, innovation and speed needed to meet their transformation opportunities.  Majesco’s solutions include policy management, new business / underwriting, rating, billing, claims management, distribution management, BI/ analytics, predictive modeling, digital platform with mobile and portal, testing services, cloud services, bureau and content services, transformation services, consulting services and more.  For more details on Majesco, please visit www.majesco.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this press release include, but are not limited to: integration risks;  changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; technology development risks; intellectual property rights risks; competition risks; additional scrutiny and increased expenses as a result of being a public company; the financial condition, financing requirements, prospects and cash flow of Majesco; loss of strategic relationships; changes in laws or regulations affecting the insurance industry in particular; restrictions on immigration; the ability and cost of retaining and recruiting key personnel; the ability to attract new clients and retain them and the risk of loss of large customers; continued compliance with evolving laws; customer data and cybersecurity risk; and Majesco’s ability to raise capital to fund future growth.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

CONTACTS

Corporate
Ann Massey
SVP-Finance
(973) 461-5190
ann.massey@majesco.com

Media
Tara Dilzer Alexander
Director, Marketing Communications and Creative Services
(718) 916-6873

tara.dilzeralexander@majesco.com